Exhibit 10.2

AMENDED AND RESTATED GENERAL CONTINUING GUARANTY

This AMENDED AND RESTATED GENERAL CONTINUING GUARANTY (this "Guaranty"), dated as of May 8, 2012, is executed and delivered by each Guarantor listed on the signature pages hereof and those additional entities that hereafter become parties hereto by joinder (each a "Guarantor" and collectively, jointly and severally, the "Guarantors"), in favor of WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns, if any, in such capacity, "Agent"), in light of the following:

WHEREAS, Wabash National Corporation ("Wabash"), Wabash National Trailer Centers, Inc. ("Trailer"), Wabash Wood Products, Inc. ("Wood"), Wabash National, LP ("Wabash LP") and Transcraft Corporation ("Transcraft"; collectively with Wabash, Trailer, Wood and Wabash LP, the "Original Borrowers" and each individually, an "Original Borrower"), the below defined Lenders, and Agent entered into that certain Credit Agreement dated as of June 28, 2011 (as amended, restated, modified, renewed or extended prior to the date hereof, the "Existing Credit Agreement");

WHEREAS, Cloud Oak Flooring Company, Inc., Continental Transit Corporation, FTSI Distribution Company, LP, National Trailer Funding, LLC, Wabash National Manufacturing, LP and Wabash National Services, LP entered into that certain General Continuing Guaranty in favor of Agent dated as of June 28, 2011 (the "Original Guaranty");

WHEREAS, the Original Borrowers, Walker Group Holdings LLC ("Walker Holdings"), Brenner Tank LLC ("Brenner"), Brenner Tank Services LLC ("Brenner Services"), Bulk Solutions LLC ("Bulk"), Garsite/Progress LLC ("Garsite") and Walker Stainless Equipment Company LLC ("Walker"; collectively with the Original Borrowers, Walker Holdings, Brenner, Brenner Services, Bulk and Garsite, the "Borrowers" and each individually, a "Borrower") and Agent are, contemporaneously herewith, entering into that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Credit Agreement"), pursuant to which the Existing Credit Agreement, without constituting a novation, has been amended and restated and the obligations under the Existing Credit Agreement have been continued;

WHEREAS, each Guarantor is a direct or indirect Subsidiary of a Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to extend the loans and other financial accommodations to Borrowers pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the below defined Lender Group to Borrowers pursuant to the Loan Documents, each Guarantor has agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1.          Definitions and Construction.

(a)         Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

"Agent" has the meaning set forth in the preamble to this Guaranty.

"Borrower" and "Borrowers" have the meaning set forth in the recitals to this Guaranty.

"Credit Agreement" has the meaning set forth in the recitals to this Guaranty.

"Guarantied Obligations" means all of the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable counsel fees and expenses) constituting Lender Group Expenses incurred by the Agent, the Lenders or the Issuing Lender (or any of them) in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Borrower to the Agent, the Lenders or the Issuing Lender under any Loan Document but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Borrower or any other guarantor.

"Guarantor" and "Guarantors" have the meaning set forth in the preamble to this Guaranty.

"Guaranty" has the meaning set forth in the preamble to this Guaranty.

"Lender Group" means, individually and collectively, each of the Lenders and Agent.

"Lenders" means, individually and collectively, each of the lenders identified on the signature pages to the Credit Agreement, and shall include any other Person made a "Lender" under the Credit Agreement in accordance with the provisions thereof (together with their respective successors and permitted assigns).

"Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

"Voidable Transfer" has the meaning set forth in Section 10 of this Guaranty.

(b)         Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of each Guarantor and Agent. Any reference herein to the satisfaction, repayment, or payment in full of the Guarantied Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Guarantied Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Guarantied Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Guarantied Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable agreements between the applicable Loan Party and the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable agreements between the applicable Loan Party and the applicable Hedge Provider to remain outstanding without being required to be repaid. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

2.          Guarantied Obligations. Each Guarantor, on a joint and several basis, hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group and the Bank Product Providers, as and for its own debt, until the final payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants, and obligations of Borrowers contained in the Credit Agreement and under each of the other Loan Documents.

3.          No Limitations. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

4.          Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Lender Group in existence on the date of such revocation, (d) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of Agent's receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment by any Borrower or from any source other than a Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

5.          Performance Under this Guaranty. In the event that any Borrower fails to make any payment of any Guarantied Obligations, on or prior to the due date thereof, or if any Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner provided in the Credit Agreement or any other Loan Document, Guarantors immediately shall cause, as applicable, such payment in respect of the Guarantied Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

6.          Primary Obligations. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations (including each other Guarantor), liable to Agent, for the benefit of the Lender Group and the Bank Product Providers, that the obligations of each Guarantor hereunder are independent of the obligations of Borrowers or any other guarantor (including any other Guarantor), and that a separate action may be brought against any Guarantor, whether such action is brought against any Borrower or any other guarantor or whether any Borrower or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Lender Group or any Bank Product Provider of whatever remedies they may have against any Borrower or any other guarantor (including any other Guarantor), or the enforcement of any lien or realization upon any security by any member of the Lender Group or any Bank Product Provider. Each Guarantor hereby agrees that any release which may be given by Agent to any Borrower or any other guarantor (including any other Guarantor), or with respect to any property or asset subject to a Lien, shall not release such Guarantor. Each Guarantor consents and agrees that no member of the Lender Group nor any Bank Product Provider shall be under any obligation to marshal any property or assets of any Borrower or any other guarantor (including any other Guarantor) in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

7.          Waivers.

(a)         To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor's right to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any Borrower or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under any of the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

(b)         To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require any member of the Lender Group or any Bank Product Provider, to institute suit against any Borrower or any other guarantor (including any other Guarantor) or to exhaust any rights and remedies which any member of the Lender Group or any Bank Product Provider, has or may have against any Borrower or any other guarantor (including any other Guarantor). In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Agent, the Lender Group, or the Bank Product Providers, as applicable, by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of any Borrower or by reason of the cessation from any cause whatsoever of the liability of any Borrower in respect thereof.

(c)         To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against any Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor's rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Borrower or other guarantors or sureties (including any other Guarantors); and (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations or shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

(d)         Until the Guarantied Obligations have been paid in full in cash, (i) each Guarantor hereby postpones and agrees not to exercise any right of subrogation such Guarantor has or may have as against any Borrower with respect to the Guarantied Obligations; (ii) each Guarantor hereby postpones and agrees not to exercise any right to proceed against any Borrower or any other Person now or hereafter liable on account of the Guarantied Obligations (including any other Guarantors) for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent); and (iii) each Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of any Borrower or any other Person now or hereafter liable on account of the Guarantied Obligations. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor shall exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against or with respect to any property or asset of, any Borrower or any other guarantor (including any other Guarantor) (including after payment in full of the Guarantied Obligations) if all or any portion of the Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Stock of such Borrower or such other guarantor (including any such other Guarantor) whether pursuant to the Security Agreement or otherwise.

(e)         If any of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, any member of the Lender Group or any Bank Product Provider may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations or the obligations of any Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by any member of the Lender Group or any Bank Product Provider to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrowers or other guarantors or sureties (including any other Guarantors), and (b) absent the waiver given by such Guarantor herein, such an election would estop any member of the Lender Group and the Bank Product Providers from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against any member of the Lender Group or any Bank Product Provider any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by any member of the Lender Group or any Bank Product Provider to nonjudicially foreclose on any such mortgage or deed of trust or as a result of any other exercise of remedies, whether under a mortgage or deed of trust or under any personal property security agreement. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrowers or other guarantors or sureties (including any other Guarantors). Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure (and any similar law of New York or any other applicable jurisdiction) shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty.

(f)          Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have if all or part of the Guarantied Obligations are secured by real property. This means, among other things:

(i)          Any member of the Lender Group or any Bank Product Provider may collect from any Guarantor without first foreclosing on any real or personal property collateral that may be pledged by any Guarantor, any Borrower, or any other guarantor.

(ii)         If any member of the Lender Group or any Bank Product Provider forecloses on any real property collateral that may be pledged by any Guarantor, any Borrower or any other guarantor:

(1)         The amount of the Guarantied Obligations or any obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2)         Agent may collect from any Guarantor even if any member of the Lender Group or any Bank Product Provider, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from any Borrower or any other Guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if all or part of the Guarantied Obligations are secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure and any similar law of New York or any other jurisdiction.

(g)          WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2847, 2848, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(h)          WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH Guarantor waives all rights and defenses arising out of an election of remedies by any member of the Lender Group or any Bank Product Provider, even though such election of remedies, such as a nOnjudicial foreclosure with respect to security for the Guarantied Obligations, has destroyed SUCH Guarantor's rights of subrogation and reimbursement against BorrowerS by the operation of applicable law INCLUDING §580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(i)          Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor hereby also agrees to the following waivers:

(i)          Agent's right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Guarantied Obligations or any of the Loan Documents. Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws in any other applicable jurisdiction and agrees that Agent's rights under this Guaranty shall be enforceable even if no Borrower had liability at the time of execution of the Loan Documents or the Guarantied Obligations are unenforceable in whole or in part, or any Borrower ceases to be liable with respect to all or any portion of the Guarantied Obligations.

(ii)         Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws in any other applicable jurisdiction with respect to its obligations under this Guaranty and agrees that Agent's rights under the Loan Documents will remain enforceable even if the amount guaranteed hereunder is larger in amount and more burdensome than that for which Borrowers are responsible. The enforceability of this Guaranty against each Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrowers' obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of any Borrower, any other guarantor of Borrowers' obligations under any other Loan Document, any pledgor of collateral for any person's obligations to Agent or any other person in connection with the Loan Documents.

(iii)        Each Guarantor waives all benefits and defenses it may have under California Civil Code §§ 2845, 2849 and 2850 or any similar laws of any other applicable jurisdiction with respect to its obligations under this Guaranty, including the right to require Agent to (A) proceed against any Borrower, any guarantor of Borrowers' obligations under any Loan Document (including any other Guarantor), any other pledgor of collateral for any person's obligations to Agent or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Agent may hold, or (C) pursue any other right or remedy for any Guarantor's benefit, and agrees that Agent may exercise its right under this Guaranty without taking any action against any Borrower, any other guarantor of Borrowers' obligations under the Loan Documents (including any other Guarantor), any pledgor of collateral for any person's obligations to Agent or any other person in connection with the

Guarantied Obligations, and without proceeding against or exhausting any security or collateral that Agent holds.

(iv)       The paragraphs in this Section 7 which refer to certain sections of the California Civil Code are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty.

8.          Releases. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, any member of the Lender Group or any Bank Product Provider may, by action or inaction, compromise or settle, shorten or extend the Maturity Date or any other period of duration or the time for the payment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Loan Documents or may grant other indulgences to any Borrower or any other guarantor (including any other Guarantor) in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Credit Agreement or any other Loan Document (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute any Borrower or any guarantor (including any other Guarantor), if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

9.          No Election. The Lender Group and the Bank Product Providers shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by any member of the Lender Group or any Bank Product Provider to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group's or any Bank Product Provider's right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of the Lender Group or the Bank Product Providers, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that the Lender Group and the Bank Product Providers finally and unconditionally shall have realized indefeasible payment in full of the Guarantied Obligations by such action or proceeding.

10.         Revival and Reinstatement. If the incurrence or payment of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty by any Guarantor or the transfer by any Guarantor to Agent of any property of any Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of each Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

11.         Financial Condition of Borrower. Each Guarantor represents and warrants to the Lender Group and the Bank Product Providers that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to the Lender Group and the Bank Product Providers that it has read and understands the terms and conditions of the Credit Agreement and each other Loan Document. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

12.         Payments; Application. All payments to be made hereunder by any Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guarantied Obligations in accordance with the terms of the Credit Agreement.

13.         Attorneys Fees and Costs. Each Guarantor agrees to pay, in accordance with Section 17.10 of the Credit Agreement, all attorneys fees and all other costs and expenses which may be incurred by Agent or the Lender Group in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought, in each case, to the extent constituting Lender Group Expenses.

14.         Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance with Section 11 of the Credit Agreement. All notices and other communications hereunder to any Guarantor shall be in writing and shall be mailed, sent, or delivered in care of Administrative Borrower in accordance with Section 11 of the Credit Agreement.

15.         Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No delay or omission by the Lender Group or Agent on behalf thereof to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

16.         Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

17.         Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between each Guarantor and the Lender Group pertaining to the subject matter contained herein. Subject to Section 23 below and the terms of the Intercreditor Agreement, this Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent, on behalf of the Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

18.         Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and permitted assigns of the Lender Group and the Bank Product Providers; provided, however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent and any unconsented to assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Lender Group or the Bank Product Providers, the rights and benefits herein conferred upon the Lender Group and the Bank Product Providers shall automatically extend to and be vested in such assignee or other transferee.

19.         No Third Party Beneficiary. This Guaranty is solely for the benefit of each member of the Lender Group, each Bank Product Provider, and each of their successors and assigns and may not be relied on by any other Person.

20.         Choice Of Law And Venue; Jury Trial Waiver.

THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO

ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.         Counterparts; Telefacsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

22.         Agreement to be Bound. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Credit Agreement applicable to such Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, each Guarantor hereby: (a) makes to the Lender Group each of the representations and warranties set forth in the Credit Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Credit Agreement that Borrowers agree and covenant to cause such Guarantor to do, and (ii) to not do each of the things set forth in the Credit Agreement that Borrowers agree and covenant to cause Guarantors not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

23.         New Subsidiaries. Each Guarantor shall cause any Subsidiary (whether by acquisition or formation) of any Loan Party that is required pursuant to Section 5.11 of the Credit Agreement to execute a joinder to this Guaranty by such date as is required thereunder to execute and deliver to Agent a joinder to this Guaranty in form of Exhibit A attached hereto. Upon the execution and delivery of such a joinder by any such Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any agreement or instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other

Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect, and shall be joint and several with each other Guarantor hereunder, notwithstanding the addition of any new Guarantor hereunder, as though such new Guarantor had originally been named as a Guarantor hereunder on the date of this Guaranty.

24.         Release. The obligations of each Guarantor created hereunder will be released (a) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all of the Obligations or (b) in connection with a merger, liquidation, dissolution or sale of such Guarantor permitted by the terms of the Credit Agreement or the other Loan Documents.

25.         Intercreditor Agreement. The Guarantors and Agent acknowledge that the exercise of certain of Agent's rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Guaranty, which, as among the Guarantors and Agent shall remain in full force and effect.

26.         Amendment and Restatement; No Novation. On the date hereof, the Original Guaranty shall be amended and restated in its entirety by this Guaranty; provided, however, that the obligations of payment and performance arising under the Original Guaranty shall continue in full force and effect but shall now be governed by the terms of this Guaranty. The execution and delivery of this Guaranty shall constitute an amendment, replacement and restatement, but not a novation or repayment or an accord and satisfaction, of the obligations of payment and performance arising under the Original Guaranty, nor shall it result in a waiver of, or release, discharge or forgiveness of, any amount payable pursuant to the Original Guaranty or any indebtedness, liabilities or obligations of any Guarantor thereunder, all of which are reaffirmed, renewed and continued and are hereafter payable and to be performed in accordance with the terms of this Guaranty.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

FTSI DISTRIBUTION COMPANY, LP,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

NATIONAL TRAILER FUNDING, LLC,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

Signature Page to Amended and Restated Guaranty

WABASH NATIONAL MANUFACTURING, LP (f/k/a Wabash National Lease Receivables, LP),
a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

WABASH NATIONAL SERVICES, LP,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Mark J. Weber
Name:	Mark J. Weber
Title:	SVP-CFO, Treasurer

Signature Page to Amended and Restated Guaranty

EXHIBIT A

GUARANTOR JOINDER AGREEMENT

THIS GUARANTOR JOINDER AGREEMENT (this "Agreement") dated as of _______ ___, _____ is by and among the parties listed on the signature pages hereof as "Original Guarantors", ____________, a __________ ("New Guarantor"), and WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as administrative agent for the Lender Group and the Bank Product Providers (together with the successors, "Agent").

WHEREAS, Original Guarantors and Agent have entered into an Amended and Restated General Continuing Guaranty, dated as of May ___, 2012 (as amended, modified or supplemented, the "Guaranty"); and

WHEREAS, the parties hereto desire to join New Guarantor as a Guarantor (as such term is defined in the Guaranty) under the Guaranty;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.          Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein or in the Guaranty, shall have the meaning ascribed to such terms in that certain Amended and Restated Credit Agreement dated as of May ___, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the "Credit Agreement") among Wabash National Corporation ("Wabash"), certain direct and indirect subsidiaries of Wabash party thereto (collectively and together with Wabash, the "Borrowers"), the lenders party thereto as "Lenders" ("Lenders") and Agent.

2.          Joinder. Subject to the terms and conditions of this Agreement, New Guarantor is hereby joined in the Guaranty as a Guarantor, and New Guarantor hereby agrees to be bound by the terms and conditions (including without limitation all of the representations and warranties and covenants) to which a Guarantor is a party as a Guarantor under the Guaranty, in each case as if New Guarantor were a direct signatory thereto. In furtherance of the foregoing, New Guarantor hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group and the Bank Product Providers, as and for its own debt, until the final payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guarantied Obligations, when as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants and obligations of Borrowers contained in the Credit Agreement and under each of the other Loan Documents. Anything contained in the Guaranty to the contrary notwithstanding, the obligations of each Guarantor under the Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under the Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

3.          Effectiveness. This Agreement shall be effective upon the execution and delivery hereof by the parties hereto. This Agreement may be executed in multiple counterparts,

each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.          Representations and Warranties. New Guarantor represents and warrants to Agent and each Lender that both before and after giving effect to the consummation of this Agreement (i) each of the representations and warranties set forth in Credit Agreement and the other Loan Documents are, and will be, true, correct and complete in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case they shall be true, correct and complete in all material respects as of such earlier date), and (ii) no Default or Event of Default has, or will have, occurred and is, or will be, continuing.

5.          Scope. Except as expressly modified by this Agreement, the Guaranty, Credit Agreement and all of the other Loan Documents shall remain in full force and effect as executed, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

6.          Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois, without regard to the conflict of laws principles thereof that would require the application of laws other than those of the State of Illinois.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

NEW GUARANTOR:

By:
Name:
Title:

 ORIGINAL GUARANTORS:

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:
Name:
Title:

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:
Name:
Title:

FTSI DISTRIBUTION COMPANY, LP,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:
Name:
Title:

NATIONAL TRAILER FUNDING, LLC,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:
Name:
Title:

WABASH NATIONAL MANUFACTURING, LP (f/k/a Wabash National Lease Receivables, LP),
a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:
Name:
Title:

WABASH NATIONAL SERVICES, LP,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:
Name:
Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, on behalf of Lenders and Bank Product Providers

By
Name
Title